                                                             EXHIBIT 99.CODE ETH

                             ASSET ALLOCATION TRUST
                          WELLS FARGO ADVANTAGE GLOBAL
                            DIVIDEND OPPORTUNITY FUND
                       WELLS FARGO ADVANTAGE INTERNATIONAL
                              BALANCED INCOME FUND
                       WELLS FARGO ADVANTAGE MULTI-SECTOR
                                   INCOME FUND
                        WELLS FARGO ADVANTAGE UTILITIES &
                                HIGH INCOME FUND
                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

                                 CODE OF ETHICS
                   POLICY ON PERSONAL SECURITIES TRANSACTIONS

                                     REVISED
                                 AUGUST 25, 2010

                                TABLE OF CONTENTS

1. OVERVIEW .............................................................      1
  1.1   CODE OF ETHICS ..................................................      1
  1.2   ACCESS PERSON ...................................................      1
  1.3   OUR DUTIES AND RESPONSIBILITIES TO YOU ..........................      2
  1.4   YOUR DUTY OF LOYALTY ............................................      2
  1.5   STANDARDS OF BUSINESS CONDUCT ...................................      3
2. PERSONAL SECURITIES TRANSACTIONS .....................................      3
  2.1   CONFLICTS OF INTEREST ...........................................      3
  2.2   REPORTING YOUR PERSONAL SECURITIES TRANSACTIONS .................      5
  2.3   REPORTS OF THE CCO ..............................................      6
  2.4   EXCEPTIONS TO REPORTING .........................................      6
  2.5   ACCESS PERSON TRADE PROCEDURES ..................................      7
  2.6   SUMMARY OF WHAT YOU NEED TO REPORT IF YOU ARE REQUIRED ..........      9
  2.7   YOUR REPORTS ARE KEPT CONFIDENTIAL ..............................     10
3. CODE VIOLATIONS ......................................................     11
  3.1   INVESTIGATING CODE VIOLATIONS ...................................     11
  3.2   PENALTIES .......................................................     11
4. ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES .....................     12
5. RECORD RETENTION .....................................................     13
APPENDIX A DEFINITIONS ..................................................     14
APPENDIX B ACKNOWLEDGEMENT AND CERTIFICATION ............................     18
APPENDIX C QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT ............     19
APPENDIX D INITIAL HOLDINGS REPORT ......................................     20
APPENDIX E ANNUAL HOLDINGS REPORT .......................................     21

                                                     WELLS FARGO ADVANTAGE FUNDS

1.   OVERVIEW

     1.1  CODE OF ETHICS

          SEE THE DEFINITIONS LOCATED IN APPENDIX A FOR ANY TERMS OR PHRASES YOU DON'T UNDERSTAND.

               Asset Allocation Trust, Wells Fargo Advantage International Balanced Income Fund, Wells Fargo Advantage Multi-Sector Income Fund, Wells Fargo Advantage Global Dividend Opportunity Fund and Wells Fargo Advantage Utilities & High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (including all "feeder funds" of Wells Fargo Master Trust that are advised or administered by Wells Fargo Funds Management, LLC ("Funds Management"), or, "feeder funds" of Asset Allocation Trust, advised by Grantham, Mayo, Van Otterloo & Co., LLC ("GMO"), each an investment adviser registered under the Investment Advisers Act of 1940 ("Advisers Act"), or an affiliate thereof) (each, including the series thereof, a "Wells Fargo Advantage Fund" and collectively, the "Wells Fargo Advantage Funds"), all registered investment companies under the Investment Company Act of 1940 (the "1940 Act"), adopt this Code of Ethics (the "Code") pursuant to Rule17j -1 under the 1940 Act. The Code outlines the policies and procedures you must follow and the guidelines that govern your Personal Securities Transactions.

               The Wells Fargo Advantage Funds are committed to maintaining the highest ethical standards. The Wells Fargo Advantage Funds have a no tolerance policy for dishonesty, self-dealing and trading on material, Non-Public Information.

               As a person subject to this Code, you must:

                    -    Be ethical

                    -    Act professionally

                    -    Exercise independent judgment

                    -    Comply with all applicable Federal Securities Laws; and

                    - Promptly report violations or suspected violations of the Code to the Compliance Department.

               Each Access Person, as defined below, is required to read the Code annually. Additionally, each Access Person must certify upon receiving the Code (or any new copy of a revised Code pursuant to Section 1.3 below) that he or she has received, read, understands, and is subject to the Code's provisions and reporting requirements.

          SEE APPENDIX B.

     1.2  ACCESS PERSON

               The Code applies to you if you are an Access Person of the Wells Fargo Advantage Funds because you may, at some time, have access to or obtain investment information.

               ACCESS PERSONS are:

                    -    all Wells Fargo Advantage Fund officers;

                    - all Wells Fargo Advantage Fund trustees, either interested or disinterested;

                    - each Wells Fargo Advantage Fund employee and any employee of any company in a control relationship to the Wells Fargo Advantage Funds who, in connection with his or her regular functions or duties, makes, participates, in or obtains information regarding, the purchase or sale of

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                                                     WELLS FARGO ADVANTAGE FUNDS

                         securities by a Wells Fargo Advantage Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales;

                    - all natural persons in a control relationship with a Wells Fargo Advantage Fund who obtain information concerning recommendations made to a Wells Fargo Advantage Fund with regard to the purchase or sale of a Security by a Wells Fargo Advantage Fund; or

                    - anyone else designated in writing by the Chief Compliance Officer ("CCO").

               Any member of an advisory board to a Wells Fargo Advantage Fund ("Advisory Board Member") will also be treated as an Access Person solely for purposes of this Code. As an Access Person, unless you are exempt from reporting as an Independent Trustee (as described in Section 2.4 below), you are required to report your initial holdings when you become an Access Person, annual holdings each year, and quarterly transactions in any securities in which you or any Immediate Family Member has any direct or indirect beneficial ownership. (You are not required to report transactions for, and securities held in, any account over which neither you nor any member of your immediate family has any direct or indirect influence or control.)

     1.3  OUR DUTIES AND RESPONSIBILITIES TO YOU

               To help you comply with this Code, the CCO and Compliance Department will:

                    - Notify you in writing that you are required to report under the Code and inform you of your specific reporting requirements.

                    - Give you a copy of the Code and require you to sign a form indicating that you read and understand the Code.

                    - Give you a new copy of the Code if we make any material amendments to it and then require you to sign another form indicating that you received and read the revised Code.

                    - Require you, if you have been so designated, to have duplicate copies of trade confirmations and account statements for each disclosed account from your broker-dealer, bank, or other party designated on the initial, quarterly, or annual certification sent to us as soon as readily available.

                    - Typically compare all of your reported Personal Securities Transactions with the portfolio transactions report of the Wells Fargo Advantage Funds each quarter. Before we determine if you may have violated the Code on the basis of this comparison, we will give you an opportunity to provide an explanation.

                    - Review the Code at least once a year to assess the adequacy of the Code and how effectively it works.

     1.4  YOUR DUTY OF LOYALTY

               You have a duty of loyalty to the shareholders of the Wells Fargo Advantage Funds. That means you always need to act in the best interests of the Wells Fargo Advantage Funds.

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                                                     WELLS FARGO ADVANTAGE FUNDS

               You must never do anything that allows (or even appears to allow) you to in appropriately benefit from your relationships with the Wells Fargo Advantage Funds.

               You cannot engage in activities such as self-dealing and must disclose all conflicts of interest between the interests of the Wells Fargo Advantage Funds and your personal interests to the Compliance Department.

     1.5  STANDARDS OF BUSINESS CONDUCT

               You must always observe the highest standards of business conduct and follow all applicable laws and regulations.

               You may never:

                    - use any device, scheme or artifice to defraud the Wells Fargo Advantage Funds;

                    - make any untrue statement of a material fact to the Wells Fargo Advantage Funds or mislead the Wells Fargo Advantage Funds by omitting to state a material fact;

                    - engage in any act, practice or course of business that would defraud or deceive the Wells Fargo Advantage Funds;

                    - engage in any manipulative practice with respect to the Wells Fargo Advantage Funds;

                    - engage in any inappropriate trading practices, including price manipulation; or

                    - engage in any transaction that may give the appearance of impropriety.

     1.6  EXCEPTIONS TO THE CODE

               The CCO is responsible for enforcing the Code. The CCO (or his or her designee for any exceptions sought by the CCO) may grant certain exceptions to the Code in compliance with applicable law, provided any requests and any approvals granted must be submitted and obtained, respectively, in advance and in writing. The CCO or designee may refuse to authorize any request for exception under the Code and is not required to furnish any explanation for the refusal.

2.   PERSONAL SECURITIES TRANSACTIONS

     2.1  AVOID CONFLICTS OF INTEREST

               When engaging in Personal Securities Transactions, there might be conflicts between the interests of the Wells Fargo Advantage Funds and your personal interests. Any conflicts that arise in such Personal Securities Transactions must be resolved in a manner that does not inappropriately benefit you or adversely affect the Wells Fargo Advantage Funds or their shareholders. You shall always place the financial and business interests of the Wells Fargo Advantage Funds before your own personal financial and business interests.

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                                                     WELLS FARGO ADVANTAGE FUNDS

               Examples of inappropriate resolutions of conflicts are:

                    - Taking an investment opportunity away from a Wells Fargo Advantage Fund to benefit a portfolio of which you have Beneficial Ownership;

                    - Using your position to take advantage of available investments;

                    - Front running a Wells Fargo Advantage Fund by trading in securities (or equivalent securities) ahead of a Wells Fargo Advantage Fund; and

                    - Taking advantage of information or using Wells Fargo Advantage Fund portfolio assets to affect the market in a way that personally benefits you or a portfolio of which you have Beneficial Ownership .

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                                                     WELLS FARGO ADVANTAGE FUNDS

     2.2  REPORTING YOUR PERSONAL SECURITIES TRANSACTIONS

               As an Access Person or an Investment Person (as defined in Appendix A), unless you are exempt from reporting as an Independent Trustee (as described in Section 2.4 below), you must report all Personal Securities Accounts, along with the reportable holdings and transactions in those accounts. There are three types of reports: (1) an INITIAL HOLDINGS report that we receive when you first become an Access Person or an Investment Person of the Wells Fargo Advantage Funds, (2) a QUARTERLY TRANSACTIONAL report, and (3)an ANNUAL HOLDINGS report.

               You must give each broker-dealer, bank, or fund company where you have a Personal Securities Account a letter to ensure that the Compliance Department is set up to receive copies of all account statements and confirmations from such accounts. The Compliance Department will send the letter on your behalf, upon request.

               INITIAL HOLDINGS REPORT. Within 10 days of becoming an Access Person or an Investment Person:

               - You must report all Personal Securities Accounts, including account numbers, and holdings of Securities in those accounts. You must supply us with statements (electronic or paper) of all Personal Securities Accounts. The information in the statements must be current as of a date no more than 45 days prior to the date of becoming An Access Person.

                    SEE FORM IN APPENDIX D FOR ALL INFORMATION REQUIRED.

               -    You must list all firms where you have securities accounts.

               - You must also certify that you have read and will comply with this Code.

               - You must provide us the report by the business day immediately before the weekend or holiday if the tenth day falls on a weekend or holiday.

               ANNUAL HOLDINGS REPORTS. Within 30 days of each year end:

                    - You must report all Personal Securities Accounts, including account numbers, and holdings of Securities in those accounts. The information in the statements must be current as of a date no more than 45 days prior to when you give us the report.

                         SEE FORM IN APPENDIX E FOR ALL INFORMATION REQUIRED.

                    - You must also certify that you have read and will comply with this Code.

                    - You must provide us the report by the business day immediately before the weekend or holiday if the thirtieth day is a weekend or holiday.

                    QUARTERLY TRANSACTIONS REPORTS. Within 30 days of calendar quarter end:

                    - You must give us a report showing all Securities trades made in your Personal Securities Accounts during the quarter. You must submit a report even if you didn't execute any Securities trades. If we already received copies of your statements, you don't need to supply duplicate information.

                         SEE FORM IN APPENDIX C FOR ALL INFORMATION REQUIRED.

                    - You must also inform us of any new Personal Securities Accounts you established during the past quarter.

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                                                     WELLS FARGO ADVANTAGE FUNDS

                    - You must provide us the report by the business day immediately before the weekend or holiday if the thirtieth day is a weekend or holiday.

     2.3  REPORTS OF THE CCO

               Any personal Securities holdings and transaction reports required to be filed by a CCO must be submitted to an alternate designee who will fulfill the duties of the CCO with respect to those reports.

     2.4  EXCEPTIONS TO REPORTING

               INDEPENDENT TRUSTEE REPORTING EXCEPTIONS: If you are an Independent Trustee(1), you are exempt from initial and annual holdings reports described in Section 2.2 above and may be exempt from transaction reports based on limited access to information about portfolio management activities. In lieu of the initial holdings reports, you must certify upon receiving the Code (or any new copy of a revised Code pursuant to Section 1.3 above) that you acknowledge that you are an Access Person subject to the Code and are not required to submit an initial holdings report.

               You are NOT required to submit quarterly transaction reports, UNLESS you knew at the time of the transaction, or in the ordinary course of fulfilling your official duties as trustee SHOULD HAVE KNOWN, (2) that, during the 15 -day period immediately preceding or following the date of such transaction, the same security was purchased or sold by the Wells Fargo Advantage Funds (or any series thereof), or was being considered for purchase or sale by the Wells Fargo Advantage Funds (or any series thereof) or by an investment adviser or investment sub-adviser thereto.

               A copy of the initial certification form is included as Appendix
          B. If you are unable to meet the filing exemption, you will be required to report as indicated in section 2.2 above for the designated period(s).

               ACCESS PERSONS OF FUNDS MANAGEMENT: If you are an Access Person that is also an access person under the Funds Management Code of Ethics, you do not need to file duplicate reports specifically under this Code so long as you comply with the reporting requirements under the Funds Management Code of Ethics and the reports that you file under the Funds Management Code of Ethics include all holdings and transactions and other information otherwise required to be reported under this Code.

               ACCESS PERSONS OF GMO: If you are an Access Person that is also an access person under the GMO Code of Ethics, you do not need to file duplicate reports specifically under this Code so long as you comply with the reporting requirements under the GMO Code of Ethics and the reports that you file under the GMO Code of Ethics

----------
(1) Defined as a trustee of the Wells Fargo Advantage Funds who is not an "interested person" of the Wells Fargo Advantage Funds within the meaning of section 2(a)(19) of the 1940 Act. An Advisory Board Member who is not an "interested person" of the Wells Fargo Advantage Funds within the meaning of section 2(a)(19) of the 1940 Act will be treated as an Independent Trustee solely for purposes of this Code.

(2)  The "should have known" standard does not:

     -    imply a duty of inquiry;

     - presume I should have deduced or extrapolated from the discussions or memoranda dealing with the Wells Fargo Advantage Fund's investment strategies; or

     - impute knowledge from my awareness of a Wells Fargo Advantage Fund's holdings, market considerations, or investment policies, objectives and restrictions.

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                                                     WELLS FARGO ADVANTAGE FUNDS

          include all holdings and transactions and other information otherwise required to be reported under this Code.

               OTHER REPORTING EXCEPTIONS: No Access Person is required to report any of the following types of transactions:

               (1) Purchases or sales of any of the following types of investments which are not considered Securities for purposes of this Code:

                    -    Direct obligations of the U.S. Government;

                    - Banker's acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;

                    - Shares issued by money market mutual funds, whether affiliated or non-affiliated;

                    - Shares issued by open-end investment companies that are not Wells Fargo Advantage Funds; and

                    - Transactions in 529 plan accounts, except Edvest and tomorrow's scholar ("Reportable 529 Plans").

               (2) Purchases or sales that were done as part of an Automatic Investment Plan ("AIP"). (However, you must report your initial pre-set schedule or allocation of an AIP that includes allocations to any Securities, including those made to any 401(k) plan (including to any Wells Fargo Advantage Funds). Additionally, if you make a purchase or sale that overrides or changes the pre-set schedule or allocation of the AIP, you must include that transaction in your quarterly transaction report if it is otherwise reportable.)

                    NOTE: 401(k) plans offered through employers other than Wachovia/Wells Fargo & Co. are not required to be reported if no Wells Fargo Advantage Fund or other Security is offered as an investment in the plan.

     2.5  ACCESS PERSON TRADE PROCEDURES

               As an Access Person you must comply with the following trading restrictions and prohibitions:

               60 DAY HOLDING PERIOD FOR WELLS FARGO ADVANTAGE FUND SHARES

                    You are required to hold shares you purchase of a Wells
               Fargo Advantage Fund for 60 days. YOU ARE NOT REQUIRED TO COMPLY WITH THE 60 DAY HOLDING PERIOD FOR the Ultra Short-Term Income Fund, the Ultra Short-Term Municipal Income Fund, the Ultra Short Duration Bond Fund and the money market funds. This restriction applies without regard to tax lot considerations. You will need to hold the shares from the date of your most recent purchase for 60 days. If you need to sell Fund shares before the 60-day holding period has passed, you must obtain advance written approval from the CCO or designated Code officer in the Compliance Department (the "Code of Ethics Compliance Officer"). The 60-day holding period does not apply to transactions pursuant to Automatic Investment

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                                                     WELLS FARGO ADVANTAGE FUNDS

               Plans. THIS RESTRICTION DOES APPLY TO AN INDEPENDENT TRUSTEE'S TRADES OF WELLS FARGO ADVANTAGE FUND SHARES.

               RESTRICTED INVESTMENTS

                    If you are an Access Person that is considered an
               "Investment Person" (see definitions), you may not purchase shares in an Initial Public Offering. You must get written approval from the CCO or the Compliance Officer before you sell shares that you acquired in an IPO prior to starting work for us. Transactions in Securities that are part of a Private Placement must be pre-cleared.

                    To pre-clear a Private Placement, all documentation for the
               Private Placement (including the amount/allocation of the investment) must be sent to the Compliance Department. The Documentation may be:

                    a. emailed, to coe@wellsfargo.com
                    b. faxed, to 617-247-5011, or
                    c. mailed, to
                       Code of Ethics Compliance Officer
                       Wells Fargo
                       401 South Tyron Street NC1218
                       Charlotte, NC 28202

                    Documentation will be reviewed by the Compliance Department.
               After receiving the request the Code of Ethics Compliance Officer will notify you (in writing) if your trade has been approved or denied. If a trade request for pre-clearance came from an email, the approval or denial will be reported back using the same method of the request.

               BAN ON SHORT TERM TRADING PROFITS

               There is a ban on short-term trading profits for Investment Persons. Investment Persons are not permitted to buy and sell, or sell and buy the same security (or equivalent security) within 60calendar days and make a profit; this will be considered short -term trading.

                    -    This prohibition applies without regard to tax lot.

                    -    Short sales are subject to the 60 day profit ban.

                    - If you make a profit on an involuntary call of an option that you wrote, those profits are excluded from this ban; however you cannot buy and sell options within 60 calendar days resulting in profits. Settlement/expiration date on the opening option transaction must be at least 60 days out.

                    - Sales or purchases made at the original purchase or sale price or at a loss are not prohibited during the 60 calendar day profit holding period.

               You may be required to disgorge any profits you make from any sale before the 60-day period expires. In counting the 60 calendar days, multiple transactions in the same security (or equivalent security) will be counted in such a manner as to produce the shortest time period between transactions.

               The ban on short-term trading profits does not apply to transactions that involve:

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                                                     WELLS FARGO ADVANTAGE FUNDS

               (i) same-day sales of securities acquired through the exercise of employee stock options or other Wells Fargo & Co. securities granted to you as compensation or through the delivery (constructive or otherwise) of previously owned employer stock to pay the exercise price and tax withholding;

               (ii) commodities, futures (including currency futures), options on futures and options on currencies; or

               (iii) purchases or sales that were done as part of an Automatic Investment Plan ("AIP"). However, any purchases or sales outside the pre-set schedule or allocation of the AIP, or other changes to the pre-set schedule or allocation of the AIP, within a 60-day period, are subject to the 60-day ban on short term profit.

                    The CCO or the Code of Ethics Compliance Officer may approve additional exceptions to the ban on short-term trading profits. Any additional exceptions require advance written approval.

     2.6  SUMMARY OF WHAT YOU NEED TO REPORT IF YOU ARE REQUIRED

               As discussed earlier, if you are an Independent Trustee, you may not be required to submit a QUARTERLY TRANSACTIONS REPORT. However, if you are an Access Person that is not an Independent Trustee or if you are an Independent Trustee that does have to submit a QUARTERLY TRANSACTIONS REPORT for a quarter, the table below serves as a handy reference for you to know what types of transactions you need to report. If you have questions about any types of Securities not shown below, please contact the Compliance Department by email at the following address: [COE]@wellsfargo.com.

DO I HAVE TO REPORT TRANSACTIONS IN THE FOLLOWING TYPES OF INVESTMENTS?
   Corporate debt Securities                                              Yes
   Equity Securities, including Wells Fargo & Co. stock and
   employee stock options and other Wells Fargo & Co. securities
   granted as compensation                                                Yes*
   Wells Fargo Advantage Funds                                            Yes
   Municipal bonds                                                        Yes
   Securities held in discretionary IRA accounts                          Yes
   Securities purchased through Automatic Investment Plans
   (Reporting requirements for allocations to 401(k) plans*** and
   Reportable 529 Plans**** apply)                                         No**
   Money Market Mutual Funds (affiliated and non-affiliated)               No
   Mutual funds, other than ETFs and iShares, that are not Wells
   Fargo Advantage Funds                                                   No
   Exchange Traded Funds and iShares, both open-end and
   closed-end, and Unit Investment Trusts                                 Yes
   Short-Term Cash Equivalents                                             No
   U.S. Government bonds (direct obligations)                              No
   U.S. Treasuries/Agencies (direct obligations)                           No

* Because the Compliance Department does not receive duplicate account statements for any employee stock option accounts that you or your Immediate Family Members may have, any Personal Securities Transactions in such employee stock option accounts must be reported on the quarterly transactions report or you must manually furnish account statements or equivalent

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                                                     WELLS FARGO ADVANTAGE FUNDS

     documents. This means the employee executed transaction, i.e., the sell transaction of the employee stock option that was granted.

** If you make a purchase or sale of a Security that overrides or changes the pre-set schedule or allocation of the AIP, you must include that transaction in your quarterly transactions report.

*** For any 401(k) plans, you must also report your initial pre-set schedule or allocation of the AIP that includes allocations to any Securities (including to any Wells Fargo Advantage Fund, except for Wells Fargo Advantage Funds that are money market mutual funds), and any purchases or sales of any Wells Fargo Advantage Fund made outside of your preset allocation. NOTE: 401(k) plans offered through employers other than Wells Fargo & Co are not required to be reported if no Wells Fargo Advantage Fund or other Security is offered as an investment in the plan.

**** For transactions in Reportable 529 Plans, you must report your initial pre-set schedule or allocation of the AIP and any purchases or sales of the Reportable 529 Plan's units outside of your preset allocation.

     2.7  YOUR REPORTS ARE KEPT CONFIDENTIAL

               We will use reasonable efforts to ensure that the reports you submit to us under this Code are kept confidential. The reports will be reviewed by members of the Compliance Department and possibly our senior executives or legal counsel. Reports may be provided to Wells Fargo Advantage Fund officers and trustees, and will be provided to government authorities upon request or others if required to do so by law or court order.

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                                                     WELLS FARGO ADVANTAGE FUNDS

3.   CODE VIOLATIONS

     3.1  INVESTIGATING CODE VIOLATIONS

               The CCO is responsible for enforcing the Code. The CCO or his or her designee is responsible for investigating any suspected violation of the Code and if the CCO selects a designee, the designee will report the results of each investigation to the CCO. This includes not only instances of violations against the letter of the Code, but also any instances that may give the appearance of impropriety. The CCO is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code in coordination with the designee. Any confirmed violation of the Code will be reported to the Wells Fargo Advantage Funds' Boards of Trustees.

     3.2  PENALTIES

               If you violate the provisions of the Code, the Wells Fargo Advantage Funds have the right to impose on you one or more of the following penalties as they may deem appropriate:

               -    censure you;

               - suspend your authority to act on behalf of the Wells Fargo Advantage Funds; and/or

               - recommend specific sanctions, such as disgorgement of profits, imposition of fines, and/or termination of your employment.

     3.3  YOUR OBLIGATION TO REPORT VIOLATIONS

               You must report any violations or suspected violations of the Code to the CCO or to a member of the Compliance Department. Your reports will be treated confidentially and will be investigated promptly and appropriately. Violations include:

                    - non-compliance with applicable laws, rules, and regulations;

                    - fraud or illegal acts involving any aspect of our business;

                    -    material misstatements in reports;

                    - any activity that is specifically prohibited by the Code; and

                    - deviations from required controls and procedures that safeguard clients and us.

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                                       11

                                                     WELLS FARGO ADVANTAGE FUNDS

4.   ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES

               ISSUES AND VIOLATIONS UNDER THE CODE. At least annually, the CCO provides written reports to the Wells Fargo Advantage Funds' Board's of Trustees. The reports must describe any issues or material violations that arose during the previous year under the Code and any resulting sanctions. Any exceptions granted under the Code must also be described. The CCO may report to the Wells Fargo Advantage Funds' Boards more frequently as the CCO deems necessary or appropriate, and shall do so as requested by the Boards.

               OUR CERTIFICATION TO THE BOARDS. Each report must be accompanied by a certification to the Boards that Wells Fargo Advantage Funds has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

               ANNUAL REVIEW. The CCO reviews the Code at least once a year to assess the adequacy of the Code and how effectively it works. As part of the annual report to the Wells Fargo Advantage Funds' Boards, the CCO identifies any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

               The Funds' Boards must approve all material amendments within six months following adoption.

JANUARY 2010                                                      CODE OF ETHICS

                                                     WELLS FARGO ADVANTAGE FUNDS

5.   RECORD RETENTION

          We will keep the following records in an easily accessible place at our principal place of business, and will make the records available to the SEC or any representative from the SEC at any time and from time to time for reasonable periodic, special or other examination:

          1. CODE OF ETHICS. A copy of this Code and all previous versions of the Code that have been in effect for the last 5 years.

          2. VIOLATIONS. A record of all Code violations and actions taken as a result of those violations for at least five years after the end of the fiscal year in which the violation occurs.

          3. REQUIRED REPORTS. All reports required by the Code including records of the procedures followed in connection with the pre-clearance requests of investment personnel and any information provided in lieu of the reports required under
               Section 2.2 above. All information relied on by the CCO or designee in authorizing any securities transactions, along with any reasons supporting such decision . All reports used in post-trade monitoring and review will also be maintained. Each required report will be maintained for at least five years after the end of the fiscal year in which the report is made or the information provided.

          4. ACCESS PERSONS AND INVESTMENT PERSONS LIST. A list of all persons who are, or have been, required to make reports pursuant to the Code, or who were responsible for reviewing these reports, within the past five years.

          5. BOARD REPORTS. Copies of any reports given to the Wells Fargo Advantage Funds' Boards for at least five years after the end of the fiscal year in which it was made.

JANUARY 2010                                                      CODE OF ETHICS

                                                     WELLS FARGO ADVANTAGE FUNDS

                                   APPENDIX A
                                   DEFINITIONS

GENERAL NOTE:

THE DEFINITIONS AND TERMS USED IN THE CODE ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, OR IF A TERM USED IN THE CODE IS NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.


AUTOMATIC INVESTMENT PLAN                 A program that allows a person to
                                          purchase or sell securities,
                                          automatically and on a regular basis
                                          in accordance with a pre-determined
                                          schedule and allocation, without any
                                          further action by the person. An
                                          Automatic Investment Plan includes a
                                          SIP (systematic investment plan), SWP
                                          (systematic withdrawal plan), SPP
                                          (stock purchase plan), DRIP (dividend
                                          reinvestment plan), or
                                          employer-sponsored plan.

BENEFICIAL OWNER                          You are the "beneficial owner" of any
                                          securities in which you have a direct
                                          or indirect Financial or Pecuniary
                                          Interest, whether or not you have the
                                          power to buy and sell, or to vote, the
                                          securities.

                                          In addition, you are the "beneficial
                                          owner" of securities in which an
                                          Immediate Family Member has a direct
                                          or indirect Financial or Pecuniary
                                          Interest, whether or not you or the
                                          Immediate Family Member has the power
                                          to buy and sell, or to vote, the
                                          securities. For example, you have
                                          Beneficial Ownership of securities in
                                          trusts of which Immediate Family
                                          Members are beneficiaries.

                                          You are also the "beneficial owner" of
                                          securities in any account, including
                                          but not limited to those of relatives,
                                          friends and entities in which you have
                                          a non-controlling interest, over which
                                          you exercise investment discretion.
                                          Such accounts do not include accounts
                                          you manage on behalf of Wells Fargo
                                          Funds Management, LLC or any other
                                          affiliate of Wells Fargo & Company, or
                                          on behalf of Grantham, Mayo, Van
                                          Otterloo & Co., LLC.

CONTROL                                   The power to exercise a controlling
                                          influence over the management or
                                          policies of a company, unless the
                                          power is solely the result of an
                                          official position with such company.
                                          Owning 25% or more of a company's
                                          outstanding voting securities is
                                          presumed to give you control over the
                                          company. (See Section 2(a)(9) of the
                                          1940 Act for a complete definition.)

FEDERAL SECURITIES LAWS                   The Securities Act of 1933 (15 U.S.C.
                                          77a-aa), the Securities Exchange Act
                                          of 1934 (15 U.S.C. 78a-mm), the
                                          Sarbanes-Oxley Act of 2002 (Pub. L.107
                                          -204, 116 Stat.745 (2002)), the
                                          Investment Company Act of 1940 (15
                                          U.S.C. 80a), the Investment Advisers
                                          Act of 1940 (15 U.S.C. 80b), Title V
                                          of the Gramm-Leach-Biley Act (Pub.
                                          L.No. 100 -102, 113 Stat.1338 (1999)),
                                          any rules adopted by the SEC under
                                          any of these statutes, the Bank
                                          Secrecy Act (31 U.S.C. 5311-5314;
                                          5316-5332) as it applies to funds and
                                          investment advisers, and any rules
                                          adopted thereunder by the SEC or the
                                          Department of the Treasury.

APPENDIX A                                                           DEFINITIONS

                                                     WELLS FARGO ADVANTAGE FUNDS

FINANCIAL OR PECUNIARY INTEREST           The opportunity for you or your
                                          Immediate Family Member, directly or
                                          indirectly, to profit or share in any
                                          profit derived from a transaction in
                                          the subject securities whether through
                                          any contract, arrangement,
                                          understanding, relationship or
                                          otherwise. This standard looks beyond
                                          the record owner of securities to
                                          reach the substance of a particular
                                          arrangement. You not only have a
                                          Financial or Pecuniary Interest in
                                          securities held by you for your own
                                          benefit, but also securities held
                                          (regardless of whether or how they are
                                          registered) by others for your
                                          benefit, such as securities held for
                                          you by custodians, brokers, relatives,
                                          executors, administrators, or
                                          trustees. The term also includes any
                                          security owned by an entity directly
                                          or indirectly controlled by you, which
                                          may include corporations,
                                          partnerships, limited liability
                                          companies, trusts and other types of
                                          legal entities. You or your Immediate
                                          Family Member may have a Financial or
                                          Pecuniary Interest in:

                                          -    Your accounts or the accounts of
                                               Immediate Family Members;

                                          -    A partnership or limited
                                               liability company, if you or an
                                               Immediate Family Member is a
                                               general partner or a managing
                                               member;

                                          -    A corporation or similar business
                                               entity, if you or an Immediate
                                               Family Member has or shares
                                               investment control; or

                                          -    A trust, if you or an Immediate
                                               Family Member is a beneficiary.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT   Any instrument that has a maturity at
                                          issuance of less than 366 days and
                                          that is rated in one of the two
                                          highest rating categories by a
                                          nationally recognized statistical
                                          rating organization such as Moody's
                                          Investors Service.

IMMEDIATE FAMILY MEMBER                   Any of the following persons,
                                          including any such relations through
                                          adoption, who reside in the same
                                          household with you:

                                          -    spouse

                                          -    domestic partner

                                          -    parent

                                          -    stepparent

                                          -    child

                                          -    stepchild

                                          -    grandparent

                                          -    grandchild

                                          -    brother

                                          -    sister

                                          -    mother-in-law

                                          -    father-in-law

                                          -    daughter-in-law

                                          -    son-in-law

                                          -    sister-in-law

                                          -    brother-in-law

                                          Immediate Family Member also includes
                                          any other relationship that the CCO
                                          determines could lead to possible
                                          conflicts of interest, diversions of
                                          corporate opportunity, or appearances
                                          of impropriety.

INDEPENDENT TRUSTEE                       A trustee of a Wells Fargo Advantage
                                          Fund who is not an "interested person"
                                          of the Wells Fargo Advantage Fund
                                          within the meaning of Section 2(a)(19)
                                          of the 1940 Act. An Advisory Board
                                          Member who is not an "interested
                                          person" of the Wells Fargo Advantage
                                          Funds within the meaning of section
                                          2(a)(19) of the 1940 Act will be
                                          treated as an Independent Trustee
                                          solely for purposes of this Code.

APPENDIX A                                                           DEFINITIONS

                                                     WELLS FARGO ADVANTAGE FUNDS

INVESTMENT PERSONS                        Any of the following individuals:

                                          -    any employee of Wells Fargo
                                               Advantage Funds (or of any
                                               company in a control relationship
                                               to the Fund) who, in connection
                                               with his/her regular functions or
                                               duties, makes or participates in
                                               making recommendations regarding
                                               the purchase or sale of
                                               securities by a Wells Fargo
                                               Advantage Fund;

                                          -    any natural person who controls a
                                               Wells Fargo Advantage Fund and
                                               who obtains information
                                               concerning recommendations made
                                               to a Wells Fargo Advantage Fund
                                               regarding the purchase or sale of
                                               securities by the Wells Fargo
                                               Advantage Fund; and

                                          -    any Access Person otherwise
                                               designated by the Code of Ethics
                                               Compliance Officer in writing
                                               that such person is an Investment
                                               Person.

INTERESTED TRUSTEE                        A trustee of a Wells Fargo Advantage
                                          Fund who is an "interested person" of
                                          the Fund within the meaning of Section
                                          2(a)(19) of the 1940 Act.

IPO                                       An initial public offering, or the
                                          first sale of a company's securities
                                          to public investors. Specifically it
                                          is an offering of securities
                                          registered under the Securities Act of
                                          1933, the issuer of which, immediately
                                          before registration, was not subject
                                          to the reporting requirements of
                                          Section 13 or Section 15(d) of the
                                          Securities Exchange Act of 1934.

NON-PUBLIC INFORMATION                    Any information that is not generally
                                          available to the general public in
                                          widely disseminated media reports, SEC
                                          filings, public reports, prospectuses,
                                          or similar publications or sources.

PERSONAL SECURITIES ACCOUNT               Any holding of Securities of which you
                                          have Beneficial Ownership, other than
                                          a holding of Securities previously
                                          approved by the Code of Ethics
                                          Compliance Officer over which you have
                                          no direct influence or Control. A
                                          Personal Securities Account is not
                                          limited to securities accounts
                                          maintained at brokerage firms, but
                                          also includes holdings of Securities
                                          owned directly by you or an Immediate
                                          Family Member or held through a
                                          retirement plan of Wachovia, Wells
                                          Fargo & Co. or any other employer.

PERSONAL SECURITIES TRANSACTION           A purchase or sale of a Security, of
                                          which you have or acquire Beneficial
                                          Ownership.

PRIVATE PLACEMENT                         An offering that is exempt from
                                          registration under the Securities Act
                                          of 1933, as amended, pursuant to
                                          Section 4(2) or Section 4(6) thereof
                                          or Rule504, 505 or 506 thereunder.

PURCHASE OR SALE OF A SECURITY            Includes, among other things, gifting
                                          or the writing of an option to
                                          purchase or sell a security.

APPENDIX A                                                           DEFINITIONS

                                                     WELLS FARGO ADVANTAGE FUNDS

SECURITY/SECURITIES                       As defined under Section2(a)(36) of
                                          the 1940 Act or Section 202(a)(18) of
                                          the Advisers Act, except that it does
                                          not include direct obligations of the
                                          U.S. Government; bankers' acceptances;
                                          bank certificates of deposit;
                                          commercial paper; high quality
                                          short-term debt instruments, including
                                          repurchase agreements; shares issued
                                          by affiliated or unaffiliated money
                                          market mutual funds; or shares issued
                                          by open-end registered investment
                                          companies other than the Wells Fargo
                                          Advantage Funds.

APPENDIX A                                                           DEFINITIONS

                                                     WELLS FARGO ADVANTAGE FUNDS

                                   APPENDIX B
                        ACKNOWLEDGEMENT AND CERTIFICATION

I certify that I have received, read, and understand that I am subject to the CODE OF ETHICS POLICY ON PERSONAL SECURITIES TRANSACTIONS dated _________, 2010 for Wells Fargo Advantage Funds.

In addition to certifying that I will provide complete and accurate reporting as required by the Code and have complied with all requirements of the Code, I certify that I will not:

     - Execute any prohibited purchases and/or sales, directly or indirectly, that are outside those permissible by the Code

     - Employ any device, scheme or artifice to defraud any Wells Fargo Advantage Fund

     - Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon any Wells Fargo Advantage Fund

     - Make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they are made, not misleading

     - Engage in any manipulative practice with respect to any Wells Fargo Advantage Fund

     - Disclose any proprietary or non-public information in an inappropriate manner

In conjunction with this Code, please select ONE of the below:

     [ ] I acknowledge that, as an INDEPENDENT TRUSTEE, I am an ACCESS PERSON subject to the CODE OF ETHICS POLICY ON PERSONAL SECURITIES TRANSACTIONS for Wells Fargo Advantage Funds. As such, I further acknowledge that I AM NOT required to submit an initial holdings report.

     [ ] I acknowledge that, as an INTERESTED TRUSTEE, officer or employee of Wells Fargo Advantage Funds, I am an ACCESS PERSON subject to the CODE OF ETHICS POLICY ON PERSONAL SECURITIES TRANSACTIONS for Wells Fargo Advantage Funds. As such, I further acknowledge that I am required to submit an initial holdings report.

     [ ] I acknowledge that I am an ACCESS PERSON subject to the CODE OF ETHICS POLICY ON PERSONAL SECURITIES TRANSACTIONS for Wells Fargo Advantage Funds, and certify that I am also an access person required to report under the [Funds Management][GMO] Code of Ethics and that I have submitted an initial holdings report thereunder. As such, I further acknowledge that I am not required to submit a duplicate initial holdings report hereunder.

I understand that unless I am exempt I violate this Code if I fail to submit a record of my Personal Securities Transactions within thirty calendar days after the end of each quarter.


-------------------------------------   ----------------------------------------
Signature                               Date

-------------------------------------
Name (Print)

PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-577-7829)

APPENDIX B                                     ACKNOWLEDGEMENT AND CERTIFICATION

                                                     WELLS FARGO ADVANTAGE FUNDS

                                   APPENDIX C
               QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person: ________________________________   __________________________________
                                                             Signature
Calendar Quarter Ended:   ________________________________   __________________________________
                                                             Date Report Submitted
Date Report Due:          ________________________________

I certify that this report is complete and accurate and that I have included all accounts required to be reported under the Code of Ethics.

YOUR PERSONAL SECURITIES TRANSACTIONS

[ ]  I HAD NO SECURITIES TRANSACTIONS TO REPORT FOR THE LAST QUARTER; OR

[ ] ALL OF MY SECURITIES TRANSACTIONS ARE PROVIDED ON DUPLICATE ACCOUNT STATEMENTS; OR

NOTE: YOU DO NOT NEED TO SUPPLY DUPLICATE INFORMATION FROM THE ACCOUNT STATEMENTS WE ALREADY RECEIVE.*

PLEASE COMPLETE THE TABLE BELOW IF YOU HAD SECURITIES TRANSACTIONS DURING THE LAST QUARTER THAT ARE NOT PROVIDED ON DUPLICATE STATEMENTS.

               NAME OF                     PRINCIPAL           NAME ON                                NAME OF
               ISSUER                       AMOUNT,         ACCOUNT, TYPE      TYPE OF             BROKER-DEALER
               AND/OR       NO. OF       MATURITY DATE     OF ACCOUNT AND    TRANSACTION              OR BANK
DATE OF       TITLE OF    SHARES (IF   AND INTEREST RATE       ACCOUNT      (PURCHASE OR             EFFECTING      TICKER
TRANSACTION   SECURITY   APPLICABLE)    (IF APPLICABLE)        NUMBER           SALE)      PRICE    TRANSACTION    OR CUSIP
-----------   --------   -----------   -----------------   --------------   ------------   -----   -------------   --------


* KEEP IN MIND, WE DO NOT RECEIVE ACCOUNT STATEMENTS FOR YOUR 401(K) PLANS SO IF YOU MADE ANY TRADES OUTSIDE OF YOUR PRE-SET ALLOCATIONS, THOSE MUST BE REPORTED HERE.

YOUR SECURITIES ACCOUNTS

[ ]  I DO NOT HOLD ANY SECURITIES ACCOUNTS; OR

[ ]  I DID NOT OPEN ANY SECURITIES ACCOUNTS DURING THE QUARTER; OR

PLEASE COMPLETE THE TABLE BELOW IF YOU OPENED A SECURITIES ACCOUNT DURING THE LAST QUARTER.**

NAME OF BROKER-DEALER OR BANK,
WELLS FARGO ADVANTAGE FUND OR    DATE ACCOUNT WAS   NAME(S) ON AND TYPE OF
AFFILIATED MUTUAL FUND              ESTABLISHED             ACCOUNT          ACCOUNT NUMBER
------------------------------   ----------------   ----------------------   --------------


** PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED IN THE TABLE ABOVE.

       PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-577-7829)

APPENDIX C                     QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

                                                     WELLS FARGO ADVANTAGE FUNDS

                                   APPENDIX D
                             INITIAL HOLDINGS REPORT

Name of Reporting Person:                 _____________________________   ___________________________
Date Person Became Subject to the Code's                                  Signature
   Reporting Requirements:                _____________________________
Information in Report Dated as of:
   (NOTE: Information should be dated no
   more than 45 days before you became an
   Access Person.)                        _____________________________   ___________________________
Date Report Due:                          _____________________________   Date Report Submitted

I certify that this report is complete and accurate and that I have included all accounts required to be reported under the Code of Ethics.

YOUR SECURITIES HOLDINGS

[ ]  I HAVE NO SECURITIES HOLDINGS TO REPORT; OR

[ ]  ALL OF MY SECURITIES HOLDINGS ARE PROVIDED ON DUPLICATE ACCOUNT STATEMENTS;
     OR

PLEASE COMPLETE THE TABLE BELOW TO REPORT YOUR HOLDINGS.

                                       PRINCIPAL AMOUNT,      EXCHANGE
NAME OF ISSUER AND                     MATURITY DATE AND   TICKER SYMBOL
TITLE OF SECURITY,    NO. OF SHARES      INTEREST RATE        OR CUSIP
INCLUDING TYPE       (IF APPLICABLE)    (IF APPLICABLE)        NUMBER      NAME OF BROKER-DEALER OR BANK, FUND
------------------   ---------------   -----------------   -------------   -----------------------------------


YOUR SECURITIES ACCOUNTS

[ ]  I DO NOT HOLD ANY SECURITIES ACCOUNTS; OR

PLEASE COMPLETE THE TABLE BELOW IF YOU HAVE SECURITIES ACCOUNTS TO REPORT.*

NAME OF BROKER-DEALER OR BANK, FUND   NAME(S) ON AND TYPE OF ACCOUNT   ACCOUNT NUMBER
-----------------------------------   ------------------------------   --------------


* PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED IN THE TABLE ABOVE.

       PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-577-7829)

APPENDIX D                                               INITIAL HOLDINGS REPORT

                                                     WELLS FARGO ADVANTAGE FUNDS

                                   APPENDIX E
                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:          ____________________________   _______________________________
Information in Report Dated as of:                                SIGNATURE
   (NOTE: Information should be
   dated no more than 45 days
   before report is submitted.)    ____________________________
Date Report Due:                   ____________________________   _______________________________
Calendar Year Ended:               December 31, _____             Date Report Submitted

I certify that this report is complete and accurate and that I have included all accounts required to be reported under the Code of Ethics.

YOUR SECURITIES HOLDINGS

[ ]  I HAVE NO SECURITIES HOLDINGS TO REPORT; OR

[ ]  ALL OF MY SECURITIES HOLDINGS ARE PROVIDED ON DUPLICATE ACCOUNT STATEMENTS;
     OR

PLEASE COMPLETE THE TABLE BELOW TO REPORT YOUR HOLDINGS.

                                                      PRINCIPAL AMOUNT,
                                                      MATURITY DATE AND   EXCHANGE TICKER
NAME OF ISSUER AND                   NO. OF SHARES      INTEREST RATE     SYMBOL OR CUSIP   NAME OF BROKER-DEALER
TITLE OF SECURITY, INCLUDING TYPE   (IF APPLICABLE)    (IF APPLICABLE)         NUMBER           OR BANK, FUND
---------------------------------   ---------------   -----------------   ---------------   ---------------------


* KEEP IN MIND, WE DO NOT RECEIVE ACCOUNT STATEMENTS FOR YOUR 401(K) PLANS SO IF YOU HOLD ANY WELLS FARGO ADVANTAGE FUNDS IN YOUR PLANS, THOSE MUST BE REPORTED HERE.

YOUR SECURITIES ACCOUNTS

[ ]  I DO NOT HOLD ANY SECURITIES ACCOUNTS; OR

PLEASE COMPLETE THE TABLE BELOW IF YOU HAVE ANY SECURITIES ACCOUNTS TO REPORT.*

NAME OF BROKER-DEALER OR BANK, WELLS FARGO   DATE ACCOUNT WAS   NAME(S) ON AND TYPE
ADVANTAGE FUND OR AFFILIATED MUTUAL FUND        ESTABLISHED          OF ACCOUNT       ACCOUNT NUMBER
------------------------------------------   ----------------   -------------------   --------------


* PLEASE PROVIDE A COPY OF THE MOST RECENT ACCOUNT STATEMENT FOR EACH ACCOUNT LISTED IN THE TABLE ABOVE.

       PLEASE SUBMIT FORM TO THE COMPLIANCE DEPARTMENT (FAX 414-577-7829)

APPENDIX E                                                ANNUAL HOLDINGS REPORT